Commitments and Contingencies	9 Months Ended
Mar. 31, 2023
Other provisions, contingent liabilities and contingent assets [Abstract]
Commitments and Contingencies	Provisions

Accounting Policy

Restructuring Provision

A restructuring provision is recognized when the Company has developed a detailed formal plan for the restructuring and has raised a valid expectation that it will carry out the restructuring by starting to implement the plan or announcing its main features to those individuals who are affected by it. The measurement of a restructuring provision includes only the direct expenditures arising from the restructuring, which reflect amounts that are both necessarily entailed by the restructuring and not associated with the ongoing activities of the entity.

Loan Loss Provision

The loan loss provision originates from the operations of the insurance company incorporated by the Company, for self insurance related to properties. A loan loss provision is an estimate for known reported losses and loss expenses plus a provision for losses incurred but not reported. These amounts are based upon estimates or losses reported by loss adjusters plus an estimate for losses incurred but not reported in accordance with the recommendations of an independent actuary using the past experience of the Company and industry data.s, offset by actual claims paid. Changes in the loan loss provision are reflected in the consolidated statements of loss and comprehensive loss.

During the year ended June 30, 2022 the Company announced an operational efficiency plan including the centralization of the Company’s Canadian manufacturing processes to the Aurora River facility and the resultant closure of the western Canada manufacturing facility. In addition, with the repositioning of the Company’s production footprint and its shift toward a premium product portfolio, the Company announced the closure of Aurora Sky, Valley, Anandia and Whistler Alpha Lake facilities. The restructuring includes a reduction to the number of corporate and production level employees across the organization in an effort to reduce spending.

During the nine months ended March 31, 2023, the Company recorded restructuring charges of $0.5 million (year ended June 30, 2022 - $2.8 million) relating to workforce reductions associated with the closure of production facilities.

The provisions below represent the present value of the best estimate of the future outflow of economic benefits that will be required to settle the expected liabilities and may vary as a result of new events affecting the amounts that will need to be paid.

	Restructuring	Loan Loss Provision	Other	Total
	$	$	$
Balance, June 30, 2021	—	78	—	78
Remeasurement	2,752	3,535	800	7,087
Settlements	(1,755)	—	—	(1,755)
Balance, June 30, 2022	997	3,613	800	5,410
Remeasurement	513	832	8	1,353
Settlements	(1,510)	—	(800)	(2,310)
Balance, March 31, 2023	—	4,445	8	4,453
Commitments and Contingencies
(a)Claims and Litigation

From time to time, the Company and/or its subsidiaries may become defendants in legal actions and the Company intends to take appropriate action with respect to any such legal actions, including by defending itself against such legal claims as necessary. Other than the claims described below, as of the date of this report, Aurora is not aware of any other material or significant claims against the Company.

On November 21, 2019, a purported class action proceeding was commenced in the United States District Court for the District of New Jersey against the Company and certain of its current and former directors and officers on behalf of persons or entities who purchased, or otherwise acquired, publicly traded Aurora securities between October 23, 2018 and February 6, 2020. An amended complaint was filed on September 21, 2020 which alleges, inter alia, that the Company and certain of its current and former officers and directors violated the federal securities laws by making false or misleading statements, materially overstated the demand and potential market for the Company’s consumer cannabis products; that the Company’s ability to sell products had been materially impaired by extraordinary market oversupply, that the Company’s spending growth and capital commitments were slated to exceed our revenue growth; that the Company had violated German law mandating that companies receive special permission to distribute medical products exposed to regulated irradiation techniques, and that the foregoing, among others, had negatively impacted the Company’s business, operations, and prospects and impaired the Company’s ability to achieve profitability. A motion to dismiss was filed on November 20, 2020 and granted by the court on July 7, 2021, however, the plaintiffs were given an opportunity to file a second amended complaint no later than September 7, 2021. Pursuant to the July 7, 2021 order, the plaintiffs filed a second amended complaint on September 7, 2021 which included new allegations pertaining to certain alleged financial misrepresentation and improper revenue recognition by the Company. The Company subsequently filed a motion to dismiss on December 6, 2021 and a reply to plaintiffs’ opposition on March 25, 2022. Again, on a Judgement dated September 23, 2022 the Court granted the second motion to dismiss the case in favour the Company. The motion was granted without prejudice. The plaintiff’s counsels re-filed a third statement of claim on November 7, 2022 and the re-stated claim was received by Aurora formally on November 8, 2022. The Company filed a third further motion to dismiss on January 6, 2023, to which the plaintiffs have filed an opposition brief and the Company subsequently filed a reply. While this matter is ongoing, the Company disputes the allegations and intends to continue to vigorously defend against the claims. Estimating an amount or range of possible losses resulting from litigation proceedings is inherently difficult, particularly where the matters involve indeterminate claims for monetary damages and are in the stages of the proceedings where key factual and legal issues have not been resolved. For these reasons, the Company is currently unable to predict the ultimate timing or outcome of or reasonably estimate the possible losses or a range of possible losses resulting from the matters described above.

The Company and its subsidiary, ACE, have been named in a purported class action proceeding which commenced on June 16, 2020 in the Province of Alberta in relation to the alleged mislabeling of cannabis products with inaccurate THC/CBD content. The class action involves a number of other parties including Aleafia Health Inc., Hexo Corp, Tilray Canada Ltd., among others, and alleges that upon laboratory testing, certain cannabis products were found to have lower THC potency than the labeled amount, suggesting, among other things, that plastic containers may be leeching cannabinoids. While this matter is ongoing, the Company disputes the allegations and intends to vigorously defend against the claims. Estimating an amount or range of possible losses resulting from litigation proceedings is inherently difficult, particularly where the matters involve indeterminate claims for monetary damages and are in the stages of the proceedings where key factual and legal issues have not been resolved. For these reasons, the Company is currently unable to predict the ultimate timing or outcome of or reasonably estimate the possible losses or a range of possible losses resulting from the matter described above.

A claim was commenced by a party to a former term sheet on June 15, 2020 with the King's Bench of Alberta against Aurora and a former officer alleging a claim of breach of obligations under said term sheet, with the plaintiff seeking $18.0 million in damages. While this matter is ongoing, the Company believes the action to be without merit and intends to defend the claim.

On August 10, 2020, a purported class action lawsuit was filed with the King's Bench of Alberta against Aurora and certain executive officers in the Province of Alberta on behalf of persons or entities who purchased, or otherwise acquired, publicly traded Aurora securities and suffered losses as a result of Aurora releasing statements containing misrepresentations during the period of September 11, 2019 and December 21, 2019. Chambers appointment has been scheduled for January 2024. The Company disputes the allegations and intends to vigorously defend against the claims. Estimating an amount or range of possible losses resulting from litigation proceedings is inherently difficult, particularly where the matters involve indeterminate claims for monetary damages and are in the stages of the proceedings where key factual and legal issues have not been resolved. For these reasons, the Company is currently unable to predict the ultimate timing or outcome of or reasonably estimate the possible losses or a range of possible losses resulting from the matter described above.

On January 4, 2021, a civil claim was filed with the King’s Bench of Alberta against Aurora and Hempco by a former landlord regarding unpaid rent in the amount of $8.9 million, representing approximately $0.4 million for rent in arrears and costs, plus $8.5 million for loss of rent and remainder of the term. The Company filed a statement of defense on March 24, 2021. While this matter is ongoing, the Company intends to continue to defend against the claims.

The Company, its subsidiary ACE, and MedReleaf Corp. (which amalgamated with ACE in July 2020) have been named in a purported class action proceeding commenced on November 15, 2022 in the Ontario Superior Court of Justice. The purported class action claims that the Company failed to warn of certain risks purported to be associated with the consumption of cannabis. The Statement of Claim was served upon the Company on November 22, 2022. The Company disputes the allegations and intends to defend against the claims.

A claim was commenced by a former employee of Aurora against Aurora Cannabis Enterprises Inc. and another former employee of Aurora (the “Defendant Employee”). The plaintiffs claim that the Defendant Employee entered a lease for a property owned by the plaintiffs in January 2017 and states that Aurora was a guarantor for the Defendant Employee. The claim states that the Defendant Employee left the property and caused damage. The plaintiffs further claim outstanding rent and legal fees. There is no record of any documentation of Aurora being a party to any such relationship. The Defendant Employee has been noted in default by the plaintiff and Aurora has filed and served a Third-Party Notice against the Defendant Employee. The Company disputes the allegations and intends to defend against the claims.
A Notice of Application was sent to the court for filing in which Thrive is requesting an Order to wind up the joint venture with Canary RX Inc., being 2755757 Ontario Inc. dba Venn Cannabis (the "Joint Venture") or alternatively, for Canary Rx to purchase Thrive’s shares of the Joint Venture at a fair market value. This matter was settled, subsequent to March 31, 2023 in which the parties executed a Release and Settlement agreement dated April 28, 2023.

The Company is subject to litigation and similar claims in the ordinary course of our business, including claims related to employment, human resources, product liability and commercial disputes. The Company has received notice of, or are aware of, certain possible claims against us where the magnitude of such claims is negligible, or it is not currently possible for us to predict the outcome of such claims, possible claims or lawsuits due to various factors including: the preliminary nature of some claims; an incomplete factual record; and the unpredictable nature of opposing parties and their demands. Management is of the opinion, based upon legal assessments and information presently available, that it is unlikely that any of these claims would result in liability to the Company, to the extent not provided for through insurance or otherwise, would have a material effect on the consolidated financial statements, other than the claims described above.

In respect of the aforementioned claims, as at March 31, 2023 the Company has recognized total provisions of $1.0 million (June 30, 2022 - nil) in provisions on the consolidated statements of financial position and a settlement accrual for $1.0 million (June 30, 2022 - nil) in accounts payable and accrued liabilities on the consolidated statements of financial position.

(b)Commitments

(i)Pursuant to a manufacturing agreement, the Company was contractually committed to purchase a minimum number of softgels each calendar year. During the nine months ended March 31, 2023 the Company paid $2.8 million to terminate the manufacturing agreement which was recognized in other gains (losses) on the consolidated statements of comprehensive loss.

(ii)The Company has various lease commitments related to various office space, production equipment, vehicles, facilities and warehouses expiring up to June 2033. The Company has certain leases with optional renewal terms that the Company may exercise at its option.
In addition to lease liability commitments disclosed in Note 30(b) and loans and borrowing repayments in Note 17, the Company has $2.2 million in future capital commitments and purchase commitments payments, which are due over the next 12 months.